                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                          ----------------------------


                                    FORM 8-K
                                 Current Report


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report: January 16, 2001
                                        ----------------




                            CAPITAL ONE MASTER TRUST
                                CAPITAL ONE BANK
             (Exact name of registrant as specified in its charter)



           Virginia                                   0-25762                     54-1719855
-------------------------------                    -------------              -------------------
(State or other jurisdiction of                     (Commission                  (IRS Employer
         incorporation)                             File Number)              Identification No.)


11013 West Broad Street Road, Glen Allen, Virginia                                   23060
--------------------------------------------------                            --------------------
   (Address of principal executive offices)                                        (Zip Code)


              (Registrant's telephone number, including area code):
                                 (804) 967-1000



         (Former name or former address, if changed since last report):
                                 Not Applicable

ITEM 5.         OTHER EVENTS

                The December 2000 monthly Certificateholder's Statements to investors were distributed January 16, 2001.


ITEM 7 (c).     EXHIBITS

                The following are filed as exhibits to this Report under Exhibit 20:

                1.      December performance Summary

                2. Series 1996-1 Class A and Class B Certificateholder's Statements for the month of December 2000.

                3. Series 1996-2 Class A and Class B Certificateholder's Statements for the month of December 2000.

                4. Series 1996-3 Class A and Class B Certificateholder's Statements for the month of December 2000.

                5. Series 1997-1 Class A and Class B Certificateholder's Statements for the month of December 2000.

                6. Series 1997-2 Class A and Class B Certificateholder's Statements for the month of December 2000.

                7. Series 1998-1 Class A and Class B Certificateholder's Statements for the month of December 2000.

                8. Series 1998-3 Class A and Class B Certificateholder's Statements for the month of December 2000.

                9. Series 1998-4 Class A and Class B Certificateholder's Statements for the month of December 2000.

                10. Series 1999-1 Class A and Class B Certificateholder's Statements for the month of December 2000

                11. Series 1999-2 Class A and Class B Certificateholder's Statements for the month of December 2000

                12. Series 1999-3 Class A and Class B Certificateholder's Statements for the month of December 2000

                13. Series 2000-1 Class A and Class B Certificateholder's Statements for the month of December 2000

                14. Series 2000-2 Class A and Class B Certificateholder's Statements for the month of December 2000

                15. Series 2000-3 Class A and Class B Certificateholder's Statements for the month of December 2000

                16. Series 2000-4 Class A and Class B Certificateholder's Statements for the month of December 2000

                17. Series 2000-5 Class A and Class B Certificateholder's Statements for the month of December 2000

                18.     Trust Excess Spread Analysis


                                    SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned there-unto duly authorized.

                                        CAPITAL ONE MASTER TRUST

                                        By:   CAPITAL ONE BANK
                                              Servicer


                                        By:   /s/ David M. Willey
                                              ----------------------------------
                                              David M. Willey
                                              Senior Vice President of Corporate
                                              Financial Management

Date:  January 16, 2001

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549








                          ----------------------------




                                    EXHIBITS

                                       TO

                                    FORM 8-K





                            CAPITAL ONE MASTER TRUST
                                CAPITAL ONE BANK
             (Exact name of registrant as specified in its charter)

                                INDEX TO EXHIBITS

                                                                                                 SEQUENTIALLY
EXHIBIT                                                                                          NUMBERED
NUMBER                EXHIBITS                                                                   PAGE
------                --------                                                                   ------------
  1                   December performance Summary                                                   07

  2                   Series 1996-1 Class A and Class B Certificate-
                      holder's Statements for the month of December 2000                             09

  3                   Series 1996-2 Class A and Class B Certificate-
                      holder's Statements for the month of December 2000                             11

  4                   Series 1996-3 Class A and Class B Certificate-
                      holder's Statements for the month of December 2000                             13

  5                   Series 1997-1 Class A and Class B Certificate-
                      holder's Statements for the month of December 2000                             15

  6                   Series 1997-2 Class A and Class B Certificate-
                      holder's Statements for the month of December 2000                             17

  7                   Series 1998-1 Class A and Class B Certificate-
                      holder's Statements for the month of December 2000                             20

  8                   Series 1998-3 Class A and Class B Certificate-
                      holder's Statements for the month of December 2000                             23

  9                   Series 1998-4 Class A and Class B Certificate-
                      holder's Statements for the month of December 2000                             26

  10                  Series 1999-1 Class A and Class B Certificate-
                      holder's Statements for the month of December 2000                             29

  11                  Series 1999-2 Class A and Class B Certificate-
                      holder's Statements for the month of December 2000                             31

  12                  Series 1999-3 Class A and Class B Certificate-
                      holder's Statements for the month of December 2000                             33

  13                  Series 2000-1 Class A and Class B Certificate-
                      holder's Statements for the month of December 2000                             35

  14                  Series 2000-2 Class A and Class B Certificate-
                      holder's Statements for the month of December 2000                             37

  15                  Series 2000-3 Class A and Class B Certificate-
                      holder's Statements for the month of December 2000                             39

  16                  Series 2000-4 Class A and Class B Certificate-
                      holder's Statements for the month of December 2000                             41

  17                  Series 2000-5 Class A and Class B Certificate-
                      holder's Statements for the month of December 2000                             43

  18                  Trust Excess Spread Analysis                                                   45





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